UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 15, 2012

(Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio	45014-5141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 870-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 7.01 Regulation FD Disclosure

On November 15, 2012, Cincinnati Financial Corporation issued the attached news release titled “Cincinnati Financial Corporation to Present at Nasdaq OMX 29th Investor Program in London” furnished as Exhibit 99.1 hereto and incorporated herein by reference. On November 16, 2012, Cincinnati Financial Corporation issued the attached news release titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend” furnished as Exhibit 99.2 hereto and incorporated herein by reference. On November 16, 2012, Cincinnati Financial Corporation issued the attached news release titled “Cincinnati Financial Corporation Expands Board with Appointment of Independent Director” furnished as Exhibit 99.3 hereto and incorporated herein by reference. These reports should not be deemed an admission as to the materiality of any information contained in these news releases.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – News release dated November 15, 2012, “Cincinnati Financial Corporation to Present at Nasdaq OMX 29th Investor Program in London.”

Exhibit 99.2 – News release dated November 16, 2012, “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.”

Exhibit 99.3 – News release dated November 16, 2012, “Cincinnati Financial Corporation Expands Board with Appointment of Independent Director.”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: November 16, 2012	/S/ Michael J. Sewell
Michael J. Sewell, CPA
Chief Financial Officer, Senior Vice President and Treasurer